SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  |X|   Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|	Preliminary Proxy Statement.

|_|	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

|_|	Definitive Proxy Statement. Definitive Proxy Statement.

|_|	Definitive Additional Materials.

|_|	Soliciting Material Pursuant to Sec. 240.14a-12.

The Massachusetts Health & Education Tax-Exempt Trust
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

|_|	Fee paid previously with preliminary materials.

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

The Massachusetts Health & Education Tax-Exempt Trust
P.O. Box 9011
Princeton, New Jersey 08543-9011

June _, 2006

Dear Shareholder:

        An annual meeting of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, August 15, 2006, at 9:00 a.m. (Eastern time), to vote on the proposals listed in the enclosed proxy statement.

        Merrill Lynch & Co., Inc. (“ML & Co.”), the parent company of the Fund’s investment advisers, and BlackRock, Inc., have agreed to a transaction (the “Transaction”) to combine Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”) with BlackRock, Inc. to form a new asset management company. The Transaction, when it is consummated, will cause the Fund’s investment advisory agreement to terminate. In order for the management of the Fund to continue uninterrupted after the Transaction, we are asking the shareholders of the Fund to approve a new investment advisory agreement, which will include administrative services. The Fund’s total fees for services under its new investment advisory agreement will be no higher than the fees currently payable under its existing investment advisory agreement and administration agreement.

        In addition, the shareholders of the Fund will be asked to elect Trustees of the Fund.

       The Trustees of the Fund recommend that you vote FOR these proposals to be presented at the meeting.

       You are cordially invited to attend the meeting at which you may vote shares. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services, at 1-866-752-6486.

Sincerely, BRIAN D. STEWART Secretary of the Fund

IMPORTANT NEWS
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

QUESTIONS AND ANSWERS

Q.	What am I being asked to approve in this proxy statement?

A.	You are being asked to vote in favor of the following proposals:

1.	To elect a Board of Trustees for the Fund.

2.	To approve a new investment advisory agreement between the Fund and BlackRock Advisors, LLC (“BlackRock Advisors”). This new investment advisory agreement will take effect when the transaction (the “Transaction”) to combine Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”) with BlackRock, Inc. to form a new asset management company is complete. Until that time, it is expected that the Fund’s current investment adviser and administrator will continue to manage the Fund.

Q.	Why am I being asked to vote on a new investment advisory agreement?

A.	Merrill Lynch & Co., Inc. (“ML & Co.”) is the parent company of the Fund’s investment adviser. Princeton Administrators L.P. is the current administrator of the Fund. ML & Co. has entered into an agreement to combine its investment management business, which includes the business of the Fund’s investment adviser and administrator, with BlackRock, Inc., to form a new asset management company. As a result of the Transaction, ML & Co. is expected to have an ownership interest (which includes a voting interest) in the combined company.

The closing of the Transaction, which is currently expected to take place in the third quarter of 2006, is subject, among other things, to approval by shareholders of BlackRock, Inc., and approval of the proposed new investment advisory arrangements by a sufficient number of the funds managed by MLIM such that revenues generated from such investment advisory arrangements are maintained at a level equal to 75% of such revenues on December 31, 2005. The Fund’s Board of Trustees has approved, and recommends that you approve, the new investment advisory agreement.

Q.	How does the proposed new investment advisory agreement differ from the Fund’s existing agreement?

A.	Other than the identity of the investment adviser and the addition of administrative functions, the Fund’s new investment advisory agreement is similar in all material respects to its existing investment advisory agreement.

Q.	Will the total investment advisory and administration fees payable by the Fund increase?

A.	No. The total fees payable under the new investment advisory agreement will be no higher than the fees under your current investment advisory agreement and current administration agreement.

Q.	How do the Board members suggest I vote in connection with the matters to be considered at the meeting?

A.	After careful consideration, the Board of Trustees recommends that you vote FOR each of the proposals being presented to shareholders at the meeting.

Q.	Will my vote make a difference?

A.	Your vote is needed to ensure that a quorum is present at the meetings and that sufficient votes are cast so that the proposals can be acted upon. We encourage all shareholders to participate in the governance of the Fund.

Q.	Is the Fund paying for preparation, printing and mailing of this proxy?

A.	No, all costs will be borne by ML & Co. whether or not the proposals are successful.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services at 1-866-752-6486.

Q.	How do I vote my shares?

A.	You can vote your shares by attending the meeting, or if you do not expect to attend, by completing and signing each enclosed proxy card, as applicable, and mailing each in the enclosed-postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the voting instruction form or by computer by going to the Internet address provided on each proxy card and following the instructions, using your voting instruction form as a guide.

It is important that you vote promptly.

The Massachusetts Health & Education Tax-Exempt Trust
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 15, 2006

        To the Shareholders:

        NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, August 15, 2006, at 9:00 a.m. (Eastern time), for the following purposes:

ITEM 1.	To elect Trustees of the Fund.

ITEM 2.	To approve a new Investment Advisory Agreement for the Fund.

ITEM 3.	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

        Your Trustees recommend that you vote FOR all items.

        Shareholders of record on June 19, 2006 are entitled to vote at the meeting and at any adjournments or postponements thereof.

        It is very important that your voting instructions be received by the meeting date. Instructions for shares held of record in the name of a nominee such as a broker-dealer or trustee of an employee benefit plan may be subject to earlier cut off dates established by such intermediaries for receipt of such instructions.

        You are invited to attend the meeting at which you may vote shares. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services at 1-866-752-6486.

By order of the Board of Trustees, BRIAN D. STEWART Secretary of the Fund

June __, 2006

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2006 ANNUAL MEETING OF SHAREHOLDERS

AUGUST 15, 2006

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” and each Trustee, a “Board Member,” and collectively, the “Board Members”) of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) of proxies to be voted at the annual meeting of shareholders of the Fund to be held at 9:00 a.m. (Eastern time) on Tuesday, August 15, 2006 at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (the “Meeting”), and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

        This Proxy Statement and the accompanying materials are being mailed by the Board on or about July __, 2006.

        The Fund is organized as a Massachusetts business trust, and is a registered investment company.

        Shareholders of record at the close of business on June 19, 2006 (the “Record Date”) are entitled to vote at the Meeting. Shareholders of the Fund are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the auction preferred shares (“APS”) of the Fund will have equal voting rights with the common shares of the Fund and will vote together with the common shares as a single class on the proposals on which they are entitled to vote, and separately on proposals on which they are entitled to vote separately. The manner in which shareholders of the Fund are entitled to vote is shown in the section below entitled “Additional Information - Quorum and Vote Required.”

        As of the Record Date, the Fund had outstanding 2,343,295 common shares and 400 APS, with total net assets as of $51,282,167. To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of five percent (5%) or more of the Fund’s outstanding common shares or five percent (5%) or more of the outstanding APS of the Fund.

        For shareholders of the Fund on the Record Date, a proxy card or voting instruction form bearing the Fund’s name is included with this Proxy Statement. All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on such shareholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted as follows: (a) FOR the election of the nominees as listed in this Proxy Statement and (b) FOR approval of the new investment advisory agreement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. If your shares are held by your broker or dealer, you must provide voting instructions to such broker or dealer in order to vote your shares.

        Annual reports are sent to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such written requests should be directed to the Fund at P.O. Box 9011, Princeton, New Jersey 08543-9011 or by calling 1-800-543-6217.

        Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

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YOUR VOTE IS IMPORTANT

To avoid unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the proposals. If your shares are held in the name of your broker or dealer (i.e., in “street name”), you must provide voting instructions to your broker or dealer about how to vote your shares in order for your broker or dealer to vote your shares on any proposal other than the election of Board Members.

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ITEM 1—ELECTION OF BOARD MEMBERS

        The purpose of this proposal is to elect the Board Members of the Fund listed below.

        At the Meeting of the Fund, the Board Members will be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier death, retirement, resignation or removal. The nominees are Thomas H. Green, III, James F. Carlin, III, Walter B. Prince, Edward M. Murphy, James M. Storey and Frank Nesvet (each, a “Nominee” and collectively, the “Nominees”). It is intended that the enclosed proxy card will be voted for all Nominees unless a proxy contains specific instructions to the contrary.

        If, before the election, any Nominee refuses or is unable to serve, proxies will be voted for a replacement Nominee designated by the current Board Members.

        All properly executed proxies of the holders of APS, voting separately as a class, will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the two (2) Nominees listed in the chart below identified as “APS Nominees” to be elected by the holders of APS, and all properly executed proxies of the holders of common shares and APS, voting together as a single class, will be voted “FOR” the other Nominees listed in the chart below.

APS Nominees	James F. Carlin, III
Thomas H. Green, III*

Other Nominees	Walter B. Prince
Edward M. Murphy
James M. Storey
Frank Nesvet

        The Nominees listed above (with the exception of Thomas H. Green, III, who is an “interested person” of the Fund), are current Board Members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds or MLIM or BlackRock Advisors, LLC (“BlackRock Advisors”) (the “Independent Board Members”).

        Certain biographical and other information concerning the Nominees for the Boards is set forth in Appendix A to this Proxy Statement. Each Nominee has consented to serve on the Board to which he has been nominated if elected by shareholders.

Committee and Board Meetings

        The Board maintains two standing Board committees, the Audit Committee and the Nominating Committee, each of which consists of all of the Independent Board Members. Currently, Messrs. Prince, Carlin, Murphy, Nesvet and Storey are members of the Fund’s Audit Committee and Nominating Committee.

        During the Fund’s last fiscal year, each of the Board Members then in office attended at least 75% of the aggregate of the total number of meetings of the Board of held during the fiscal year and, if a member, the total number of meetings of the Audit Committee and Nominating Committee held during the period for which he served. Information about the number of meetings of the Board, the Audit Committee and the Nominating Committee held during the Fund’s most recently completed fiscal year is included in the table below.

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Board			Audit Committee			Nominating Committee
Number of Meetings Held*	Annual Fee($)	Per Meeting Fee($)	Number of Meetings Held*	Annual Fee($)	Per Meeting Fee($)	Number of Meetings Held*	Aggregate Fee($)	Aggregate Fees and Expenses($)
4	None	None	4	None	None	0	None	None

*	Includes telephonic meetings.

Audit Committee

        The principal responsibilities of the Audit Committee are the appointment, compensation, retention and oversight of the Fund’s independent registered public accounting firm (the “Accounting Firm”), including the resolution of disagreements regarding financial reporting between Fund management and such Accounting Firm. The Audit Committee’s responsibilities also include, without limitation, the following: (i) review with the Accounting Firm the arrangements for and scope of annual and special audits and any other services provided by the Accounting Firm to the Fund; (ii) discuss with the Accounting Firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such Accounting Firm or any other results of any audit; (iii) ensure that the Accounting Firm submits on a periodic basis a formal written statement with respect to their independence, including a discussion of any relationships or services that may impact the objectivity and independence of the Fund’s Accounting Firm; and (iv) consider information and comments of the Accounting Firm with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting and Fund management’s responses thereto. The Board of the Fund has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix C.

        The Fund’s Audit Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Deloitte & Touche LLP (“D&T”), the Accounting Firm for the Fund. The Audit Committee has discussed with D&T its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. The Audit Committee has considered whether the provision of non-audit services by D&T is compatible with maintaining the independence of the Accounting Firm.

        The Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the Accounting Firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the Accounting Firm. The Audit Committees received no such notifications for the Fund. Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and the Fund’s Accounting Firm, the Audit Committee recommended to the Board Members that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year ending December 31 be included in the Fund’s Annual Report to Shareholders.

Nominating Committees

        The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Board Members of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Board Members, the Nominating Committee may consider nominations made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send the nomination to the Secretary of the Fund that includes biographical information and sets forth the qualifications of the proposed nominee. The Board of the Fund has adopted a written charter for the Nominating Committee, a copy of which is attached to this Proxy Statement as Appendix D. The Nominating Committee charter is not available on any Fund website.

        In identifying and evaluating a potential nominee to serve as an Independent Board Member of the Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such

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other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to any applicable standards; (vi) whether or not the person serves on the board of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Board Member of the Fund; and (viii) whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

Shareholder Communications

        Shareholders may send written communications to the Fund’s Board or to an individual Board Member by mailing such correspondence to the Secretary of the Fund at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Board Member. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Shareholder Proposals” herein.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Exchange Act requires the officers and Board Members of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“Commission”). Officers, Board Members and greater than ten percent shareholders of the Fund are required by Commission regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons stating that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Board Members, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act subject to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Board Member Attendance at Shareholder Meetings

        The Fund has no formal policy regarding Board Member attendance at shareholder meetings. Four of the Board Members attended the Fund’s most recent annual meeting of shareholders.

Interested Persons

        The Fund considers Mr. Green to be an “interested person” (and hence, is not an Independent Board Member) of the Fund within the meaning of Section 2(a)(19) of the 1940 Act based on his current position with Citigroup.

Compensation of Board Members

        The investment adviser of the Fund pays all compensation to all officers of the Fund. These Board Members are currently compensated at the rate of $1,250 per quarter. The Fund reimburses each Board Member for his out-of-pocket expenses relating to attendance at Board, Audit Committee and any Nominating Committee meetings. For the fiscal year ended December 31, 2005, no reimbursements for out-of-pocket expenses were made. During the fiscal year ended December 31, 2005, each Board Member was paid fees aggregating $5,000.

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Compensation of Board Members is considered by the Fund’s entire Board in lieu of a compensation committee. The following table summarizes the compensation paid to Board Members of the Fund for the fiscal year ended December 31, 2005:

Name of Board Member	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund
James F. Carlin, III	$5,000	none	none	$5,000
Thomas H. Green, III	$5,000	none	none	$5,000
Edward M. Murphy	$5,000	none	none	$5,000
Frank Nesvet	$5,000	none	none	$5,000
Walter B. Prince	$5,000	none	none	$5,000
James M. Storey	$5,000	none	none	$5,000

Officers of The Fund

        Information relating to the officers of the Fund is set forth in Appendix B to this Proxy Statement. Officers of the Fund are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Share Ownership

        Information relating to the share ownership, if any, by the Nominees as of April 30, 2006 is set forth in the chart below.

Nominee	Number of Shares of Common Stock	Number of Shares of APS	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all MLIM/FAM- Advised Funds Overseen by each Nominee in the Merrill Lynch Family of Funds
Interested Trustee Nominee:
Thomas H. Green, III	3,899	None	$50,001-$100,00	$10,001-$50,000
Non-Interested Trustee Nominees:
James F. Carlin, III	1,000	None	$10,001-$50,000	$10,001-$50,000
Edward M. Murphy	200	None	$1-$10,000	$1-$10,000
Frank Nesvet	None	None	None	None
Walter B. Prince	145	None	$1-$10,000	$1-$10,000
James M. Storey	50	None	$1-$10,000	$1-$10,000

        As of April 30, 2006, no non-interested Nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. or BlackRock, Inc. As of April 30, 2006, the Board Members and officers of the Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, the officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co. or BlackRock, Inc.

        See “Additional Information—Quorum and Vote Required” for the required vote necessary for the election of the Nominees with respect to the Fund.

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        The Board of the Fund recommends that shareholders of the Fund vote FOR the election of each of the Nominees to the Board.

ITEM 2—APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

        At the Meeting, you will be asked to approve a new investment advisory agreement between the Fund and BlackRock Advisors (the “New Investment Advisory Agreement”). For a general description of the proposed New Investment Advisory Agreement and a general comparison of the proposed New Investment Advisory Agreement and the investment advisory or management agreement currently in effect for the Fund (the “Current Investment Advisory Agreement”) see “The New Investment Advisory Agreement” and “Comparison of Current Investment Advisory Agreement to the New Investment Advisory Agreement” below. A detailed comparison of the proposed New Investment Advisory Agreement with the Current Investment Advisory Agreement is included in Appendix E. The form of the New Investment Advisory Agreement for the Fund is attached hereto as Appendix F.

        Fund Asset Management, L.P. (the “Adviser”) currently provides investment advisory services to the Fund, and is responsible for the Fund’s overall investment strategy and its implementation. The date of the Fund’s Current Investment Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board is provided in Appendix G. Princeton Administrators L.P. (the “Administrator”) currently provides administrative services to the Fund under an administration agreement (the “Current Administration Agreement”)

        The Board Members are proposing a New Investment Advisory Agreement for the Fund because the Current Investment Advisory Agreement will terminate upon completion of the Transaction, as defined below. This Transaction is discussed in more detail below. As required by the 1940 Act, the Current Investment Advisory Agreement provides for automatic termination upon its “assignment.” Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.” The consummation of the Transaction will result in the assignment of the Current Investment Advisory Agreement, and its automatic termination. Therefore, as described below, shareholders of the Fund are being asked to approve a New Investment Advisory Agreement for the Fund. The New Investment Advisory Agreement would only be effective as of the consummation of the Transaction. If the Transaction is never completed, the New Investment Advisory Agreement would not go into effect and the Current Investment Advisory Agreement and Current Administration Agreement would continue to operate.

Description of the Transaction

        On February 15, 2006, Merrill Lynch & Co., Inc. (“ML & Co.”) entered into a definitive agreement (the “Transaction Agreement”) with BlackRock, Inc. to combine Merrill Lynch Investment Managers, L.P. and certain affiliates, including the Adviser (together, “MLIM”), with BlackRock, Inc. (the “Transaction”), to form a new asset management company (“New BlackRock”) that will be one of the world’s largest asset management firms with approximately $1 trillion of assets under management based on pro forma combined assets as of December 31, 2005. ML & Co. is expected to own up to a 49.8% economic interest (which includes up to a 45% voting interest) in New BlackRock.

        The closing of the Transaction, which is currently expected to take place in the third quarter of 2006, is subject, among other things, to approval by shareholders of BlackRock, Inc., approval of the proposed new investment advisory arrangements by a sufficient number of the funds managed by MLIM such that revenues generated from such investment advisory arrangements are maintained at a level equal to 75% of such revenues on December 31, 2005, and receipt of certain domestic and international regulatory approvals (including expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and other customary closing conditions.

        ML & Co., a Delaware corporation formed in 1973, is a holding company that, through its subsidiaries and affiliates, provides broker-dealer, investment banking, financing, wealth management, advisory, asset management, insurance, lending and related products and services on a global basis. ML & Co.’s investment management

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business being transferred to BlackRock, Inc. in the Transaction had $576.1 billion of assets under management as of March 31, 2006. MLIM offers a wide range of investment management capabilities to retail and institutional investors through proprietary and third-party distribution channels globally. MLIM’s asset management capabilities include equity, fixed income, money market, index, enhanced index and alternative investments, which are offered through vehicles such as mutual funds, privately managed accounts, and retail and institutional separate accounts. ML & Co., MLIM and their respective affiliates are sometimes referred to herein as “Merrill Lynch”.

        BlackRock, Inc., a Delaware corporation formed in 1988 (together, with its subsidiaries, “BlackRock”), is one of the largest publicly traded investment management-specific firms in the United States, with $463.1 billion of assets under management at March 31, 2006. BlackRock manages fixed income, cash management, equity and alternative investment products on behalf of institutional and individual investors worldwide. BlackRock also offers risk management, investment system outsourcing and financial advisory services to institutional investors under the BlackRock Solutions® brand name.

        It is anticipated that following the closing of the Transaction the majority of the funds and any Advisers being transferred to BlackRock in the Transaction will operate under the BlackRock brand.

        New BlackRock will be the largest publicly traded investment management-specific firm in the United States on the basis of pro forma combined assets under management as of December 31, 2005. Its shares of common stock will be listed on the New York Stock Exchange, Inc. (the “NYSE”). The board of directors of New BlackRock will consist of 17 members (nine independent, four New BlackRock management, two Merrill Lynch and two PNC Financial Services Group, Inc.). The audit, nominating and compensation committees of the board will consist exclusively of independent directors.

        The strategic rationale of the Transaction for ML & Co. and BlackRock is to bring together the highly complementary strengths of MLIM and BlackRock in asset classes, investment products, distribution channels and global platforms and achieve the larger operating and financial scale necessary to compete effectively on a global basis. MLIM and BlackRock believe they share similar values and cultures with a commitment to teamwork and excellence and a strong emphasis on performance and regulatory compliance. ML & Co. believes that there are certain advantages to operating an investment advisory business as an independent company rather than as part of a diversified financial company in part because of differences between the broker-dealer and investment advisory businesses. Each business is distinct in terms of the services provided to and the relationship with customers, the marketing of such services, the compensation arrangements and the potential conflicts of interest involved. Broker-dealers and investment advisers operate under separate regulatory regimes which reflect these differences. The increased independence of the investment adviser may alleviate some of the potential conflicts of interest that exist between providing investment advisory services and the distribution of advisory services by broker-dealers.

        The Fund has been advised by ML & Co. and BlackRock that the Transaction is designed by ML & Co. and BlackRock to bring together the best of both organizations including:

•	New BlackRock will offer investment management services in every major asset class, encompassing equity, fixed income, liquidity and alternative investments.

•	Access to Merrill Lynch’s industry-leading retail presence in the U.S. and its strong reputation in Europe and Asia match up well with BlackRock’s global institutional client base.

•	Use of the BlackRock brand provides a well-known, established brand that can be used in all channels and provides New BlackRock with a significant opportunity to access a larger U.S. third party retail distribution operation which in the case of MLIM is now constrained by the use of the Merrill Lynch brand.

•	New BlackRock is expected to have enhanced growth prospects both organically and through acquisitions due to the larger operational and financial scale and its ability to use the asset management-specific publicly traded stock of New BlackRock to make acquisitions.

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•	MLIM is expected to benefit from access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools, outsourcing and advisory services to institutional investors provided under the BlackRock Solutions® brand name.

•	The enhanced scale and leverage and the singular focus on investment management should provide New BlackRock with opportunities to provide the highest quality client service, to attract and retain talented professionals as well as to enhance the ability to make ongoing reinvestments in the business and achieve cost efficiencies.

•	New BlackRock is expected to have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

        In anticipation of the Transaction, the Board Members of the Fund have had a number of telephonic and in person meetings and have met both formally and in informational sessions during February, March and June 2006, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders to approve the New Investment Advisory Agreement between the Fund and BlackRock Advisors. The 1940 Act requires that the New Investment Advisory Agreement be approved by the Fund’s shareholders in order to become effective. At those Board meetings, and for the reasons discussed below (see “Board Considerations” below), the Board, including a majority of the Independent Board Members, approved the New Investment Advisory Agreement and recommended its approval by shareholders as being in the best interests of the Fund and its shareholders. In the event shareholders of the Fund do not approve the New Investment Advisory Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

Section 15(f) of the 1940 Act

        In completing the Transaction, Merrill Lynch and BlackRock have agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of securities or a controlling interest in an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Fund’s Board currently meets this test and is expected to do so after the Transaction is completed. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Merrill Lynch and BlackRock have agreed under the Transaction Agreement to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) in relation to any public funds advised by BlackRock or MLIM, respectively.

The New Investment Advisory Agreement

        As noted above, under the requirements of the 1940 Act, the Fund is required to enter into a new investment advisory agreement as a result of the Transaction. The Current Investment Advisory Agreement pursuant to which the Fund currently receives investment advisory services differs in many cases from other advisory agreements in the Merrill Lynch fund complex and may contain different provisions as to the nature of the services provided. It is proposed that the Fund use this opportunity to both standardize the terms of its agreement to that of others in the fund complex and to update its agreement. However, it is proposed that the basic management arrangements applicable to the Fund not change. Therefore, the fees to be paid under the New

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Investment Advisory Agreement applicable to the Fund will be no higher than the fees under the Fund’s Current Investment Advisory Agreement and Current Administration Agreement.

        Under the New Investment Advisory Agreement, BlackRock Advisors will provide the same level of advisory and administrative services to the Fund as provided under the Current Investment Advisory Agreement and the Current Administration Agreement. The schedule of fees payable under the New Investment Advisory Agreement will be identical to the combined schedule of fees currently payable by the Fund under its Current Investment Advisory Agreement and its Current Administration Agreement. Therefore, assuming identical asset levels, the fees payable to BlackRock Advisors under the New Investment Advisory Agreement will be no greater than the aggregate fees currently payable to the Adviser by the Fund for investment advisory and to the Administrator for administration services. In addition, Merrill Lynch and BlackRock, Inc. have assured the Board that the same level of advisory and administrative services will be provided to the Fund under the New Investment Advisory Agreement as are currently provided under the Current Investment Advisory Agreement and Current Administration Agreement. Merrill Lynch and BlackRock have assured the Board that the nature and scope of services provided under the Current Investment Advisory Agreement will continue undiminished under the New Investment Advisory Agreement.

Comparison of Current Investment Advisory Agreement to the New Investment Advisory Agreement

        Set forth below is a general description of the terms of the New Investment Advisory Agreement and a general comparison with the terms of the Current Investment Advisory Agreement. A copy of the form of the New Investment Advisory Agreement for the Fund is attached to this Proxy Statement as Appendix F and you should refer to Appendix F for the complete terms of the New Investment Advisory Agreement. A more detailed comparison of the proposed New Investment Advisory Agreement and the Current Investment Advisory Agreement is set forth in Appendix E. The Current and New Investment Advisory Agreements are substantially similar.

        Fees. There is no change in the schedule of fees payable by the Fund under its New Investment Advisory Agreement for investment advisory and fund administration services. In addition, the Adviser has either contractually or voluntarily agreed to waive advisory fees or reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceeds the rates agreed to in any existing fee waiver or expense limitation agreements. MLIM and BlackRock have agreed to continue for the time being any such fee waivers or expense reimbursements on the same terms and conditions.

        Fees for investment advisory and fund administration services will be paid by the Fund as a percentage of the Fund’s average daily net assets, including the proceeds from the issuance of any APS if applicable, minus the sum of (i) accrued liabilities of the Trust, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred shares. For more information about the fee paid by the Fund, see Appendix G, which lists the rate of compensation described in the Fund’s Current Investment Advisory Agreement and New Investment Advisory Agreement. Amounts paid (after waivers and reimbursements, if any) by the Fund to its Adviser or an affiliate of the Adviser during the Fund’s last fiscal year are shown in Appendix H.

        Investment Advisory Services. The New Investment Advisory Agreement generally provides that, subject to the direction and control of the Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets with complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund, (b) supervise continuously the investment program of the Fund and the composition of its investment portfolio, (c) arrange, subject to the restrictions of the Fund’s organizational documents, the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Fund’s investment objectives and policies, and the applicable rules and regulations of the Commission, and other applicable federal and state law, as well as any specific policies and determinations of the Fund’s Board disclosed to BlackRock Advisors, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; and (d) provide investment research to the Fund. The Current Investment Advisory Agreement provides for substantially similar services.

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        Under the Fund’s New Investment Advisory Agreement, BlackRock Advisors also may place orders either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, BlackRock Advisors will attempt to obtain the best price and the most favorable execution of its orders. Consistent with this obligation, BlackRock Advisors may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of BlackRock Advisors. Subject to this requirement and the provisions of the 1940 Act, the 1934 Act, and other applicable provisions of law, BlackRock Advisors may select brokers and dealers with which it or the Fund is affiliated. The Current Investment Advisory Agreement also contains substantially similar provisions regarding the selection of brokers or dealers to execute transactions on behalf of the Fund.

        The New Investment Advisory Agreement for the Fund provides that the services of BlackRock Advisors are not exclusive to the Fund, and BlackRock Advisors and its affiliates may render services to others. The Current Investment Advisory Agreement contains the same provision.

        The New Investment Advisory Agreement for the Fund provides that BlackRock Advisors may to the extent permitted by applicable law appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Fund. BlackRock Advisors may terminate any or all sub-advisers in its sole discretion at any time to the extent permitted by applicable law. It is anticipated that pursuant to this provision, and in compliance with Commission rules and interpretations, BlackRock Advisors may appoint one or more affiliates to act as sub-advisers for the Fund. Subject to the approval of the Fund’s Board, BlackRock Advisors may appoint affiliated sub-advisers under certain conditions without shareholder approval under current applicable law.

        Fund Administration Services. Under the New Investment Advisory Agreement, BlackRock Advisors is obligated to provide, or arrange for its affiliates to provide, certain administrative services on behalf of the Fund. These administrative services include furnishing office facilities and equipment and clerical, bookkeeping and administrative services (other than such services provided by the Fund’s custodian, transfer agent and dividend disbursing agent and other service providers) to the Fund. To the extent requested by the Fund, BlackRock Advisors will provide other administrative services, including overseeing the maintenance by the Fund’s custodian and transfer agent and dividend disbursing agent of certain books and records of the Fund and consulting with the Fund’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the Fund and monitoring financial and shareholder accounting services.

        The administrative services provided in the Current Administration Agreement will be incorporated into and performed pursuant to the New Investment Advisory Agreement. Merrill Lynch and BlackRock have assured the Board that the nature and level of administrative services provided to the Fund will not change as a result of the Transaction. The schedule of fees payable under the New Investment Advisory Agreement will be identical to the combined schedule of fees currently payable by the Fund under its Current Investment Advisory Agreement and its Current Administration Agreement.

        Payment of Expenses. The New Investment Advisory Agreement requires BlackRock Advisors to bear all costs and expenses of its employees and any overhead incurred in connection with its duties under the New Investment Advisory Agreement, including the cost of administrative services, and to bear the costs of any salaries or fees of any officers or Board Members of the Fund who are affiliated persons (as defined in the 1940 Act) of BlackRock Advisors; provided that the Board of the Fund may approve reimbursement to BlackRock Advisors of a pro-rata portion of certain employment costs for the time spent on Fund operations (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided under the New Investment Advisory Agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Fund operations or the operations of other investment companies advised by BlackRock Advisors.

        Except for these expenses detailed above, BlackRock Advisors is not responsible for the Fund’s expenses.

        The provisions contained in the New Investment Advisory Agreement addressing allocation of expenses is substantially similar in all material respects to those contained in the Current Investment Advisory Agreement.

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        Indemnity. The New Investment Advisory Agreement provides that the Fund may, in the Board’s discretion, indemnify BlackRock Advisors, and each of BlackRock Advisors’ directors, officers, employees, agents, associates and controlling persons and such persons’ directors, partners, members, officers, employees and agents (each such person being an “Indemnitee”) against any liabilities and expenses, reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party while acting for the Fund, unless the Indemnitee is adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund, and in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful and so long as the conduct was not arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position.

        Limitation on Liability. Under the New Investment Advisory Agreement, BlackRock Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by BlackRock Advisors or by the Fund in connection with the performance of the New Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the New Investment Advisory Agreement. Other than the identity of the adviser, the Current Investment Advisory Agreement includes a similar provision.

        Term and Continuance. If approved by shareholders of the Fund, the New Investment Advisory Agreement for the Fund will terminate, unless sooner terminated as set forth therein and discussed below, two years from the date of implementation unless the continuation is specifically approved as set forth below. Thereafter, if not terminated, the New Investment Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually by both (a) the vote of a majority of the Fund’s Board or the vote of a majority of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Board Members who are not parties to the New Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Current Investment Advisory Agreement has similar provisions for its term and continuance, although the initial date of the agreement differs.

        A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

        Termination. The New Investment Advisory Agreement generally provides that such agreement may be terminated at any time, without the payment of any penalty, by the Fund upon giving BlackRock Advisors 60 days’ notice (which notice may be waived by BlackRock Advisors), provided that such termination by the Fund is directed or approved by the vote of a majority of the Board Members of the Fund in office at the time or by the vote of the holders of a 1940 Act Majority of the outstanding voting securities of the Fund, or by BlackRock Advisors on 60 days’ written notice (which notice may be waived by the Fund). The New Investment Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Current Investment Advisory Agreement contains similar termination provisions.

Board Considerations

        At a meeting in February 2006, the Board Members were informed of the Transaction. In May 2006, the Board requested and received information regarding the Transaction and the proposed New Investment Advisory Agreement. At an in-person meeting on June 9, 2006, the Board Members, including the Independent Board Members, discussed and approved the New Investment Advisory Agreement between the Fund and BlackRock Advisors.

        To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction in advance of the June

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2006 meeting. In addition, the Independent Board Members received advice from counsel on the legal standards relevant to the Board Members’ deliberations.

        At the Board meetings, members of the Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale as discussed under “Description of the Transaction,” and BlackRock’s general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of MLIM being transferred to BlackRock in connection with the Transaction. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive sessions to consider the New Investment Advisory Agreement.

        In connection with the Board’s review of the New Investment Advisory Agreement, ML & Co. and/or BlackRock advised the Board Members about a variety of matters. The advice included the following, among other matters:

•	that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

•	that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

•	that the Fund should benefit from having access to BlackRock’s state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name.

•	that BlackRock has no present intention to alter any expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

•	that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders; and

•	that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act in relation to any public funds advised by BlackRock or MLIM, respectively.

        The Board Members considered the information provided by ML & Co. and BlackRock above, and, among other factors, the following:

•	the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and broader access to investment opportunities;

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

•	the compliance policies and procedures of BlackRock Advisors;

•	the fact that the schedule of the Fund’s total advisory and administrative fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

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•	the terms and conditions of the New Investment Advisory Agreement, including the fact that the fees to be paid and services to be provided under the New Investment Advisory Agreement are substantially similar to its Current Investment Advisory Agreement and Current Administration Agreement (see “Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreements” in Appendix E), the schedule of fees payable under the New Investment Advisory Agreement will be identical to the combined schedule of fees currently payable by the Fund under its Current Investment Advisory Agreement and Current Administration Agreement, and that the Board had previously approved the Current Investment Advisory Agreement and Current Administration Agreement as required by the 1940 Act and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and

•	that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board’s consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder meetings and, as a result, the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

        Certain of these considerations are discussed in more detail below.

        In their review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors’ compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

        In the period prior to the Board meetings to consider initial approval of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Fund’s Current Investment Advisory Agreement. These materials were prepared separately for the Fund, and included (a) information compiled by Lipper Inc. (“Lipper”) on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund’s market price with its net asset value per share; (c) a discussion by the Fund’s portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Adviser of the Current Investment Advisory Agreement and other payments received by the Adviser and its affiliates from the Fund; and (e) information provided by the Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund’s portfolio turnover statistics, and direct and indirect benefits to the Adviser and its affiliates from their relationship with the Fund.

        In their deliberations, the Board Members considered information received in connection with their most recent approval or continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The Board Members did not identify any particular information that was all-important or controlling, and the Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

        Nature, Quality and Extent of Services Provided. The Board reviewed the nature, extent and quality of services provided by MLIM, including the investment advisory services and the resulting performance of the Funds,

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as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Adviser’s investment advisory services and the Fund’s investment performance, but also considered certain areas in which both MLIM and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund’s performance – both including and excluding the effects of the Fund’s fees and expenses – to the performance of a comparable group of funds, and the performance of a relevant index or combination of indices. While the Board reviews performance data at least quarterly, consistent with the Adviser’s investment goals, the Board attaches more importance to performance over relatively longer periods of time, typically three to five years.

        In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the Board Members considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The Board Members considered BlackRock’s advice, as to the absence of any proposed changes in portfolio management personnel in the Fund after the closing of the Transaction.

        The Board Members were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools, provided under the BlackRock Solutions® brand name.

        The Board Members were advised that, as a result of Merrill Lynch’s equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The Board Members were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

        Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the Board Members determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement was expected to be as good or better than that provided under the Current Investment Advisory Agreement and Current Administration Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of MLIM’s operations with those of BlackRock. The Board Members noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

        Costs of Services Provided and Profitability. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the Board Members had received, among other things, a report from Lipper comparing the Fund’s fees, expenses and performance to those of a peer group for the Fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board reviewed the Fund’s contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels – the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. The Board also compared the Fund’s total expenses to those of other, comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other closed-end funds with similar investment mandates and noted that the fees charged by BlackRock Advisors, including fee waivers and reimbursements, in those cases were generally comparable to and within the range of those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock Advisors, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund’s management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

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        In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement, which includes administrative services, is substantially similar to the Current Investment Advisory Agreement and Current Administration Agreement in all material respects, including the rate of compensation, the Board Members determined that the Transaction should not increase the total fees payable for advisory and administrative services, including fee waivers and reimbursements, and that overall Fund expenses were not expected to increase as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect BlackRock Advisors’ profitability from its relationship with the Fund.

        The Board Members discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The Board Members noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

        Fees and Economies of Scale. The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary. It was noted that because the Fund has a closed-end structure, it is not expected to increase in size in the foreseeable future (other than by potential appreciation of assets).

        In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement, which includes administrative services, is substantially similar to the Current Investment Advisory Agreement and Current Administration Agreement in all material respects, including the rate of compensation, the Board Members determined that as a result of the Transaction, the Fund’s total advisory and administrative fees would be no higher than the fees under its Current Investment Advisory Agreement and Current Administration Agreement. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the Board Members had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement and Current Administration Agreement, the Board Members had received, among other things, a report from Lipper comparing the Fund’s fees, expenses and performance to those of a peer group for the Fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that, because the rates for advisory and administrative fees for the Fund would be no higher than its current fee rates, including fee waivers and reimbursements, the proposed management fee structure was reasonable and that no changes were currently necessary. The Board Members recognized that BlackRock may realize economies of scale from the Transaction based on certain consolidations and synergies of operations, but concluded that the actual economies of scale could not be predicted in advance.

        Fall-Out Benefits. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the Fund’s Board Members considered whether the Transaction would have an impact on the fall-out benefits received by the Fund’s Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of each Current Investment Advisory Agreement, and their discussions with management of MLIM and BlackRock, the Board Members determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund’s portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

        Investment Performance. The Board Members considered investment performance for the Fund and noted that it was generally satisfactory or better. The Board compared the Fund’s performance – both including and excluding the effects of the Fund’s fees and expenses – to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indices. The comparative information received from Lipper

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showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Advisor’s investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. Also, the Board Members took into account the investment performance of funds currently advised by BlackRock Advisors. The Board received comparative information from Lipper which showed the performance of the funds advised by BlackRock Advisors and was within the range of performance of comparable funds over different time periods. The Board noted BlackRock’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction and these proposed steps would have on the future performance of the Fund.

        Conclusion. After the Independent Board Members of the Fund deliberated in executive session, a majority of the Board of the Fund, including a majority of the Independent Board Members, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement is in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement prior to the expiration of its initial two year period.

Information About the Advisers

        The Adviser is a registered investment adviser under the Advisers Act and is an indirect wholly owned subsidiary of ML & Co. FAM is a Delaware limited partnership. As of March 31, 2006, MLIM and its affiliates had approximately $576.1 billion of assets under management. The partners of FAM are ML & Co. and Princeton Services. ML & Co. and Princeton Services are “controlling persons” (as defined under the 1940 Act) of FAM because of their ownership of FAM’s voting securities or their power to exercise a controlling influence over FAM’s management or policies.

        BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $463.1 billion of assets under management as of April 30, 2006. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds(TM) and BlackRock Liquidity Funds(TM). In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions® name. BlackRock, Inc. is currently a majority-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), one of the largest diversified financial services organizations in the United States. BlackRock Advisors currently is a corporation organized under the laws of the State of Delaware. BlackRock currently intends to convert BlackRock Advisors to a Delaware limited liability company, which would have no effect on the nature or quality of investment management services that BlackRock Advisors would provide.

        ML & Co., a Delaware corporation formed in 1973, is a holding company that, through its subsidiaries and affiliates, provides broker-dealer, investment banking, financing, wealth management, advisory, asset management, insurance, lending and related products and services on a global basis. The Adviser and Administrator, an affiliate of the Advisor, provide administrative services to the Fund to which the Adviser provides investment management services. These administrative services are provided both under the Fund’s Current Investment Advisory Agreement and a separate Administration Agreement with the Administrator. The address of ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of FAM is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of the Administrator is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        The tables set forth in Appendix H show amounts paid to affiliates of the Adviser during the Fund’s most recently completed fiscal year for the services noted in Appendix H.

        The name and principal occupation of the directors and principal executive officers of BlackRock Advisors are as set forth in Appendix I. The principal address of each individual as it relates to his or her duties at BlackRock Advisors is the same as that of BlackRock Advisors.

17

        BlackRock Advisors provides investment advisory services to certain other funds, but not to any funds that have investment objectives and policies similar to those of the Fund.

Shareholder Approval

        To become effective, the New Investment Advisory Agreement must be approved by a vote of a 1940 Act Majority of the outstanding voting securities of the Fund. The New Investment Advisory Agreement was approved by the Independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board of the Fund also determined to submit the New Investment Advisory Agreement for consideration by the shareholders of the Fund.

        The Board of the Fund recommends that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

        The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Proxy Statement will not be borne by the Fund and will be borne wholly by Merrill Lynch. These costs will be borne by Merrill Lynch whether or not the proposals are successful. MLIM will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund’s shares.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. Merrill Lynch and its affiliates have retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies at a cost of approximately $3,500, plus out-of-pocket expenses estimated to be $3,028, all of which will be paid by Merrill Lynch.

Quorum and Vote Required

        A quorum of shareholders is required to take action at the Meeting. A quorum consists of a majority of the holders of common shares and a majority of the holders of APS entitled to vote at the Meeting, present in person or by proxy. The quorum requirements must be met for holders of common shares and APS, each considered separately as a class.

        Approval of Item 1, Election of Board Members, will require the affirmative vote of shareholders holding at least the percentage of shares of the Fund indicated in the chart below. Holders of APS will vote as a separate class for the election of APS Nominees, and will vote together with holders of common shares with respect to all other Nominees. Approval of Item 2, the New Investment Advisory Agreement, requires the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Fund.

Item 1
Election of APS Nominees	Election of other Nominees
Affirmative vote of the holders of a majority of the APS present in person or by proxy at the Meeting and entitled to vote, voting as a separate class.	Affirmative vote of the holders of a majority of the Common Shares and APS present in person or by proxy at the Meeting and entitled to vote, voting together as a single class.

        If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on one or more proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from

18

shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders.

        Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

        All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted in accordance with the recommendation of the Fund’s Board as follows:

1) “FOR” election of the Fund’s Board Member Nominees.

2) “FOR” approval of the New Investment Advisory Agreement.

Broker Non-Votes and Abstentions

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of the Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of the Fund exists. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board Members in Item 1, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. MLPF&S has advised the Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, with respect to Item 1, it will do so with respect to shares in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority with respect to shares for which no instructions have been received in connection with the new investment advisory agreement in Item 2. APS of the Fund held in “street name,” however, may be voted by broker-dealer firms without instructions under certain conditions with respect to the approval of non-routine matters such as Item 2, and counted for purposes of establishing a quorum of the Fund if no instructions are received one business day before the Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) at least 30% of the Fund’s APS outstanding have voted on the Item, (ii) less than 10% of the Fund’s APS outstanding have voted against the Item and (iii) holders of the Fund’s shares of common stock have voted to approve the Item. In such instances, the broker-dealer firm will vote such uninstructed APS on the Item in the same proportion as the votes cast by all holders of the Fund’s APS who voted on the Item. MLPF&S has advised the Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, (a) for Item 1, Election of Board Members, it will do so with respect to shares of common stock and APS in the same proportion as the votes received from beneficial owners of those shares of common stock and APS, if applicable, for which instructions have been received, whether or not held in nominee name and (b) with respect to Item 2, the New Investment Advisory Agreement with BlackRock Advisors, it will do so with respect to the APS only, in the same proportion as the votes received from beneficial owners of APS for which instructions have been received, whether or not held in nominee name. Proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against Item 1, and as a vote against Item 2.

Other Matters

        Management knows of no other matters to be presented at the Meeting. However, if other matters are presented for a vote at the Meeting or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters.

19

Independent Registered Public Accounting Firm’s Fees

        The fiscal year end of the Fund is December 31. D&T has been selected as the Accounting Firm for the Fund. D&T, in accordance with Independence Standards Board Standard Act No. 1 (ISB No. 1), has confirmed to the Fund’s Audit Committee that it is an independent registered public accounting firm with respect to the Fund.

        The Commission’s auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s Accounting Firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s Accounting Firm to the Fund’s Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

        See Appendix J to this Proxy Statement for information about the fees paid by the Funds and Affiliated Service Providers to D&T.

        The Audit Committee of the Fund has reviewed the non-audit services provided by D&T to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the independence of D&T.

Audit Committee’s Pre-Approval Policies and Procedures

        The Audit Committee of the Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the Accounting Firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at each next regularly scheduled in-person board meeting.

        Non-audit services provided to the Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Fund’s Audit Committee.

        The Accounting Firm annually will provide the Audit Committee with a detailed analysis of all fees paid by ML & Co. and its affiliates.

Other

        Representatives of the Fund’s Accounting Firm are not expected to be present at the Meeting.

Annual Report Delivery

        The Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year and any subsequent Semi-Annual Report to any shareholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-543-6217.

20

Shareholder Proposals

        If a shareholder of the Fund intends to present a proposal at the 2007 Annual Meeting of Shareholders of the Fund, which is anticipated to be held in September 2007, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the appropriate Fund by December 1, 2006. The By-Laws of the Fund require advance notice be given to the Fund in the event a shareholder desires to transact any business from the floor at an Annual Meeting of Shareholders. The persons named as proxies in the proxy materials for the 2007 Annual Meeting of Shareholders for the Fund may exercise discretionary authority with respect to any shareholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by February 13, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

General

        Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

        Failure of a quorum to be present at the Meeting will necessitate adjournment or postponement. The persons named in the enclosed proxy may also move for an adjournment or postponement of the Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment/postponement and further solicitation is reasonable and in the best interests of the shareholders. Under the Fund’s By-Laws, an adjournment or postponement of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

        Please vote promptly by completing, signing and dating each enclosed voting instruction form and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

By Order of the Board of Trustees BRIAN D. STEWART Secretary of the Fund

Dated: June ___, 2006

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Appendix A

Information Pertaining to the Board Member Nominees

        Certain biographical and other information relating to the Board Member Nominee who is an “interested person,” as defined in the 1940 Act, of each Fund, is set forth below: Number

Name, Address† and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM -Advised Funds* and Portfolios Overseen	Public Directorships
Thomas H. Green, III†† (46)	Trustee	One year. Trustee since 1993.	Managing Director, Citigroup (formerly Salomon Smith Barney (“SSB”), since 2002. Formerly, Director in SSB, Public Finance Department (1998-2001). Formerly, First Assistant Attorney General for The Commonwealth of Massachusetts (1992-1998). Previously, Vice President, Public Finance, First Boston Corporation.	One	None

†	The address of each Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
††	Mr. Green is an “interested person,” as defined in the Investment Company Act, because of his affiliation with a brokerage firm, Citigroup.
*	The complex of funds advised by FAM and MLIM.

A-1

        Certain biographical and other information relating to the Nominees who are not “interested persons,” as defined in the 1940 Act, of the Funds is set forth below:

Name, Address† and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM -Advised Funds* and Portfolios Overseen	Public Directorships
James F. Carlin, III (42)	Trustee	One year. Trustee since 2003.	Executive Vice President, Managing Partner, Crosspoint Associates, Inc. (real estate management and development) since 1993. Board of Directors, Chart Bank since 1996. Principal of Alpha Analytical Inc. since 2000. Former Director of Carlin Insurance.	One	None

Walter B. Prince (57)	Chairman & Trustee	One year. Trustee since 1993.	Partner of the law firm of Prince, Lobel, Glovsky & Tye LLP, since 1988. Board of Directors, One United Bank.	One	None

Edward M. Murphy (59)	Trustee	One year. Trustee since 1993.	President and Chief Executive Officer, National Mentor, Inc. since 2004. Formerly, President and Chief Executive Officer, Alliance Health, Inc. (1998-2004). Board of Directors, National Mentor Holdings since 2004. Board of Directors, Justice Resource Institute since 1991. Board of Directors, Alliance Health, Inc. from 1998 to 2004.	One	None

Frank Nesvet** (62)	Trustee	One year. Trustee since 2004.	Chief Executive Officer, Libra Group, Inc. since 1998. Managing Director, Senior Vice President, CFO and Fund Treasurer, New England Funds (1993-1998). Board of Trustees, Street Tracks Series Trust since 2000. Board of Directors, Jefferson Pilot Variable Fund, since 2002.	One	Director of Jefferson Pilot Variable Fund, Inc.; Trustee of street TRACKS Index Shares Funds, street TRACKS Series Trust.

James M. Storey (75)	Trustee	One year. Trustee since 1993.	Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993. Director of U.S. Charitable Gift Trust.	One	Trustee of the SEI Investments Funds (consisting of 125 portfolios).

*	The address of each Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Chairman of the Audit Committee.

A-2

Appendix B

Information Pertaining to the Officers

Name, Address* and Age of Officer	Position(s) Held, Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships
Donald C. Burke (46)	Vice President and Treasurer since 2004.	First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAM Distributors, Inc. since 1999 and Director since 2004; Vice President of FAM and Merrill Lynch Investment Managers, L.P. (“MLIM“) from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.	139 registered investment companies consisting of 185 portfolios	None

John M. Loffredo (42)	President since 2004.	Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director of MLIM from 1997 to 2000.	40 registered investment companies consisting of 54 portfolios	None

Theodore R. Jaeckel Jr. (46)	Vice President since 2004.	Managing Director of MLIM since 2005; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2005; Vice President of MLIM from 1991 to 1997.	8 registered investment companies consisting of 8 portfolios	None

Robert D. Sneedon (53)	Vice President since 2004.	Director of MLIM since 2005; Vice President of MLIM from 1998 to 2005; Assistant Vice President and Portfolio Manager of MLIM from 1994 to 1998.	5 registered investment companies consisting of 5 portfolios	None

Jeffrey Hiller (54)	Chief Compliance Officer since 2004.	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission’s Securities and Exchange Division of Enforcement in Washington, D.C. from 1990 to 1995.	140 registered investment companies consisting of 186 portfolios	None

Brian D. Stewart (37)	Secretary since 2004.	Director (Legal Advisory) of MLIM since 2005; Vice President of MLIM from 2002-2005; Attorney in private practice from 1999-2002.	2 registered investment companies consisting of 2 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by, and serves at the pleasure of, the Board of Trustees of the Fund.

B-1

Appendix C

Audit Committee Charter

This document serves as the Charter for the Audit Committee of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) advised by Fund Asset Management, L.P., or any affiliated investment adviser (the “investment adviser”). The Board of Trustees of the Fund (the “Board”) has adopted the following Audit Committee Charter (the “Charter”).

I. Composition of the Audit Committee

        The Audit Committee shall be composed of at least three Trustees:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (each, an “Independent Director”);

(b)	each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board or any committee thereof and fixed amounts of compensation under a retirement plan for prior service with a Fund listed or quoted on a stock exchange or market quotation system (“Listed Fund”)); and

(c)	each of whom shall satisfy the independence and experience requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted.

        The Board shall use its best efforts to ensure that at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission. For those Funds listed on the New York Stock Exchange, no member of the Audit Committee may serve on more than three public company audit committees unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on the Audit Committee.

II. Purposes of the Audit Committee

        The Audit Committee shall be responsible for:

(1)	assisting Board oversight of the

(a)	integrity of the Fund’s financial statements;

(b)	independent accountants’ qualifications and independence; and

(c)	performance of the Fund’s internal audit function and the Fund’s independent accountants; and

(2)	preparation, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of shareholders.

III. Responsibilities and Duties of the Audit Committee

        The Fund’s independent accountants shall report directly to the Audit Committee.

C-1

        As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)	the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the Independent Directors ratify such selection;

(c)	to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d)	if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)	to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants; (g) to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(g)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)	to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants, including the Fund’s disclosure of management’s discussion of Fund performance;

(i)	to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Accounting Standards No. 61, or any subsequent Statement, and management’s response;

(j)	to establish and administer policies and procedures relating to the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants;

(k)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and

C-2

management’s responses to any such comments;

(l)	to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the investment adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

(n)	to discuss in general the Fund’s earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies, if any (e.g., the types of information to be disclosed and the type of presentation to be made);

(o)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(p)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

(q)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(r)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(s)	on an annual basis, to review and reassess the adequacy of this Charter, recommend any changes to the Board, and evaluate the performance of the Audit Committee; and

(t)	to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

        The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

C-3

        The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

        Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

        In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

IV. Meetings

        The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

        The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI. Reporting

        The Chairman or Chairwoman of the Audit Committee shall report to the Board on the results of its deliberations and make such recommendations as deemed necessary or appropriate.

VII. Amendments

        This Charter may be amended or modified from time to time by vote of the Board.

Dated: June 14, 2005.

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Appendix D

Nominating Committee Charter

I. Organization

The Nominating Committee (the “Committee”) of the Board of Trustees for The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) shall be composed solely of Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Trustees”). The Board of Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Trustees) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

II. Responsibilities

The Committee shall identify individuals qualified to serve as Independent Trustees of the Fund and shall recommend its nominees for consideration by the full Board.

III. Identification And Evaluation Of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as an Independent Trustee of the Fund, the Committee should consider among other factors it may deem relevant:

•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Committee may consider nominations for the office of Director made by Fund stockholders or by management in

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the same manner as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

IV. Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

V. Nomination Of Directors

After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Directors.

VI. Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: September 30, 2004.

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Appendix E

Comparison of Terms of Current Investment Advisory Agreement
and New Investment Advisory Agreement

Provision		FAM	New Investment Advisory Agreement
Management Duties

Administer shareholder accounts; handling shareholder relations		X	Respond to or refer to shareholder inquiries

Provide necessary office space, equipment and facilities		X	X

Conduct relations with

•	Custodians	X	Provide assistance to custodian as required

•	Depositories	X

•	Transfer agents	X	Respond to or refer to transfer agent

•	Dividend disbursing agents	X	Determine and execute distributions with disbursing agent

•	Other servicing agents	X

•	Accountants	X	Establish accounting policies and consult with appropriate parties; Provide assistance to auditors as required

•	Attorneys	X	Provide assistance to counsel as required

•	Underwriters	X

•	Brokers and dealers	X	Place orders with any broker or dealer

•	Insurers	X

•	Banks	X	Prepare such info and reports as required by banks from which the Fund borrows

•	Others deemed necessary or desirable	X

Monitor compliance with prospectus and SAI		X	Must comply with prospectus and SAI (covenant section)

•	Make reports and recommendations to directors	X	Respond to or refer to officers; make such reports and recommendations to the Board of Trustees concerning service providers

Bookkeeping services			X

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Provision	FAM	New Investment Advisory Agreement
Administrative services	X	X

Determine NAV		X

Maintain books and records		X

Oversee tax preparation		X

Review and pay fund expenses and service providers		X

Prepare communications with shareholders (proxies and annual reports)		X

Prepare periodic SEC filings		X

Prepare reports not prepared by custodian, counsel or auditors		X

Perform Section 18 calculations		X

Review share repurchase programs		X

Assist in preparation and filing of Forms 3, 4, 5		X

Investment Duties

Adviser provides

• Investment research	X	Supervise and manage the investment and reinvestment of fund assets; provide investment research

• Advice	X

• Supervision	X

• Continuous investment program	X

• Purchase, sale, exchange decisionmaking	X	Exercise discretion in purchasing and selling securities

• Options, futures, options on futures decisionmaking	X	Supervise and manage the investment and reinvestment of fund assets

• Cash decisionmaking	X

• Portfolio security voting	X	Exercise all rights appertaining to fund securities

• All actions necessary to implement investment policies	X	Adviser must place orders either directly with issuer or with broker or dealer

• Instructions to custodian for delivery	X

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Provision		FAM	New Investment Advisory Agreement

•	Best execution	X	“Attempt” to provide best execution; however, Adviser considers other factors
•	Broker dealer selection (which may include affiliates)	X	X

		Covenants	X

Conform to provisions of 1940 Act, Investment Advisers Act of 1940, Commission rules and regulations, any other applicable law, charter and by-laws, policies, determinations and resolutions of the board			X

Must maintain policy and practice of conducting services independent of commercial banking operations			X

Must maintain privacy and confidentiality of fund and shareholder information			X

Expenses

Adviser shall pay for

•	Staff and personnel	X	Advisers bears all costs and expenses of employees, overhead and inside directors; except that Board may vote to reimburse Adviser for the pro rata portion of salaries, bonuses, etc. for the time spent on fund operations (including, without limitation, compliance matters) (other than investment advice and admin services) by Adviser personnel

•	Office space, equipment and facilities	X

•	Compensation of officers and inside directors	X

Fund shall pay for

•	Organizational costs

•	Redemption expenses

•	Portfolio transaction expenses	X

•	Expenses of registering shares	X

•	Pricing costs (including NAV calculation)	X

•	Printing expenses re: shareholder reports, stock certs, prospectuses and SAIs	X

•	Printing expenses re: proxies and other shareholder meeting costs	X

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Provision		FAM	New Investment Advisory Agreement
•	SEC fees	X

•	Interest	X

•	Taxes	X

•	Custodian fees	X

•	Transfer agency fees	X

•	Independent director fees and expenses	X

•	Legal fees	X

•	Auditor fees	X

•	Litigation expenses	X

•	Listing fees	X

•	Auction agent and other AMPS expenses	X

•	Insurance	X

•	Other expenses properly payable	X

The Fund will reimburse the Advisor and its affiliates for all their costs in providing accounting services to the Fund.		X	X

Fees
Fee payable at the end of each calendar month at the annual rate of [__]% of average daily net assets, commencing on the day following effectiveness of the agreement, calculated in accordance with the prospectus and SAI. [For Capital & Income, Enhanced Equity Yield & Premium, Enhanced Equity Yield, Enhanced Government, FRIS, FRIS II, Muni Intermediate, Muni New York Intermediate, and Preferred & Corporate, the fee rate is also paid based upon the proceeds of any borrowings or debt for leverage purposes.] [MY Florida Insured, MY Michigan Insured, MY New Jersey Insured, MY Pennsylvania Insured, S&P 500 Protected Equity, Debt Strategies, MH Florida Insured, MH Fund, MH Fund II, MH Insured, MH New Jersey Insured, MH New York Insured, MuniVest, MuniVest II, SHIP, Apex, CHY, CHY III, CHY V, CHY VI, MuniAssets, MuniEnhanced, MH California Insured, MH Insured II, MY Fund, MY Arizona, MY California, MY California Insured, MY Florida, MY Insured, MY Michigan Insured II, MY New Jersey, MY New York Insured, MY Quality, MY Quality II, Europe Fund and Preferred Income currently pay their investment advisory fee based on average weekly net assets.]		X	X “Net Assets” means the total assets minus the sum of the accrued liabilities.

If the agreement is in effect for less than a full month, fee is prorated		X	X

Fee payment for the preceding month shall be made as promptly as possible after completion of the computations.		X

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Provision	FAM	New Investment Advisory Agreement

When the determination of NAV is suspended, the NAV from the day prior to suspension shall be used	X

Fee calculations take into account the proceeds of any outstanding debt securities or borrowings used for leverage; liquidation preference not a liability	X	X

Limitation on Liability

Adviser shall not be liable: any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund	X	any error of judgment or mistake of law or for any loss suffered by Adviser or by the Fund in connection with the performance of the Agreement

Except: willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.	X	a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Agreement.

To whom: Applies to any affiliates of Adviser performing services for the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of Adviser and such affiliates	X	X

Activities of Adviser/Services Not Exclusive

Services not to be deemed to be exclusive, and Adviser and any person controlled by or under common control with Adviser is free to render services to others.	X	• Agreement does not limit Adviser or its employees and affiliates from acting as Adviser for any other person or firm.

• Agreement does not limit any other lawful activity.

• Agreement does not limit Adviser or employees from trading securities for their own accounts.

• However, Adviser shall undertake no activities which, in its judgment, will adversely affect the performance of its obligations under the Agreement.

Directors, officers, employees and shareholders of the Fund are or may become interested in Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that Adviser and the directors, officers, employees, partners and shareholders of Adviser and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.	X

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Provision		FAM	New Investment Advisory Agreement
Sub-Advisers

Adviser may employ … other persons or entities, including … affiliates of Adviser … However, if Adviser chooses to retain … another person or entity to manage assets of the Fund, such other person or entity must be		X	Adviser may from time to time … appoint one or more Sub-Advisers, including … affiliates of Adviser, to perform investment advisory services with respect to the Fund. Adviser may terminate any or all Sub-Advisers in its sole discretion at any time to the extent permitted by applicable law.

•	an affiliate

•	retained at Adviser’s own cost and expense

•	retained subject to Section 15

Retention of one or more affiliated sub-advisers … shall in no way reduce the responsibilities or obligations of Adviser under the Agreement, and Adviser shall be responsible for all acts and omissions … in connection with the performance of Adviser’s duties under the Agreement.

Duration/Termination

Agreement effective as of its date and effective for two years and thereafter so long as approved at least annually by		X	X

•	the Directors or a majority of the shareholders, and

•	a majority of independent Directors at an in person meeting

Agreement may be terminated at any time, without the payment of any penalty, by the Directors or by vote of a majority of the outstanding voting securities of the Fund, or by Adviser, on 60 days’ notice		X	X (except notice may be waived by either the Adviser or the Fund)

Agreement shall automatically terminate in the event of its assignment.		X	X
Amendments

Agreement may be amended by the parties only if specifically approved by		X	X

•	the Board, including a majority of the independent Directors at an in person meeting, and

•	where required by the 1940 Act, by the vote of a majority of the shareholders.

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Provision		FAM	New Investment Advisory Agreement

Governing Law

•	New York and the applicable provisions of the 1940 Act.	X	X

•	To the extent NY law and the 1940 Act conflict, 1940 Act controls.

General Notices

Any notice under the Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid

Notice re: Change in Partnership Structure

Adviser, which is a partnership, must notify the Fund of any change in membership of the partnership		X	NA

Books and records

•	Comply with Rule 31a-3 under the 1940 Act		X

•	All records are the property of the Fund

•	Will surrender promptly to the Fund any such records upon the Fund’s request.

•	Preserve as required by Rule 31a-2 and Rule 31a-1 of the 1940 Act

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Provision	FAM	New Investment Advisory Agreement
Indemnification

Fund may, in the discretion of the Board, indemnify Adviser, officers, employees, etc. against any liabilities and expenses, including judgments, fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred … except when Indemnitee shall have been adjudicated not to have acted in good faith and in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that		X

• no indemnification when there has been “disabling conduct”

• no indemnification for settlements unless there has been a determination that such settlement is in the best interests of the Fund

• action must have been authorized by a majority of the full Board.

The Fund may make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought under the Agreement if the Fund receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Fund determine that the facts then known to them would not preclude indemnification. Additional conditions with respect to approvals and entitlement to indemnification.

Conditions apply with respect to standards for indemnification.

Use of Name

Adviser has consented to use of “BlackRock” name, conditioned on the employment of Adviser and subject to the ability of the Adviser to require the Fund to cease using the “BlackRock” name at any time for any reason		X

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Provision	FAM	New Investment Advisory Agreement
Miscellaneous

Definitions of Certain Terms (have the meaning ascribed to them under the 1940 Act and relevant Commission interpretations)	X	X

Counterparts
Agreement may be executed in counterparts		X

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Appendix F

Form of New Investment Advisory Agreement

INVESTMENT MANAGEMENT AGREEMENT

        AGREEMENT, dated [              ], 2006, between The Massachusetts Health & Education Tax Exempt Trust (the “Fund”), a Massachusetts business trust, and BlackRock Advisors, LLC (the “Advisor”), a Delaware limited liability company.

        WHEREAS, the Advisor has agreed to furnish investment advisory services to the Fund, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

        WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

        NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

        1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the day today operations of the Fund and the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

        2. Duties and Obligations of the Advisor with Respect to Investment of Assets of the Fund. Subject to the succeeding provisions of this section and subject to the direction and control of the Fund’s Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Fund’s assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; and (iv) provide investment research to the Fund.

        3. Duties and Obligations of Advisor with Respect to the Administration of the Fund. The Advisor also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s Custodian, Transfer Agent and Dividend Disbursing Agent and other service providers) for the Fund. To the extent requested by the Fund, the Advisor agrees to provide the following administrative services:

                (a) Oversee the determination and publication of the Fund’s net asset value in accordance with the Fund’s policy as adopted from time to time by the Board of Trustees;

                (b) Oversee the maintenance by the Fund’s Custodian and Transfer Agent and Dividend Disbursing Agent of certain books and records of the Fund as required under Rule 31a1(b)(4) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the Board of Trustees) such other books and records required by law or for the proper operation of the Fund;

                (c) Oversee the preparation and filing of the Fund’s federal, state and local income tax returns and any other required tax returns;

                (d) Review the appropriateness of and arrange for payment of the Fund’s expenses;

                (e) Prepare for review and approval by officers of the Fund financial information for the Fund’s semiannual and annual reports, proxy statements and other communications with shareholders required or otherwise to be

F-1

sent to Fund shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

                (f) Prepare for review by an officer of the Fund the Fund’s periodic financial reports required to be filed with the Securities and Exchange Commission (“SEC”) on Form NSAR, Form NCSR, Form NPX, Form NQ, and such other reports, forms and filings, as may be mutually agreed upon;

                (g) Prepare such reports relating to the business and affairs of the Fund as may be mutually agreed upon and not otherwise appropriately prepared by the Fund’s custodian, counsel or auditors;

                (h) Prepare such information and reports as may be required by any stock exchange or exchanges on which the Fund’s shares are listed;

                (i) Make such reports and recommendations to the Board of Trustees concerning the performance of the independent accountants as the Board of Trustees may reasonably request or deems appropriate;

                (j) Make such reports and recommendations to the Board of Trustees concerning the performance and fees of the Fund’s Custodian and Transfer and Dividend Disbursing Agent as the Board of Trustees may reasonably request or deems appropriate;

                (k) Oversee and review calculations of fees paid to the Fund’s service providers;

                (l) Oversee the Fund’s portfolio and perform necessary calculations as required under Section 18 of the 1940 Act;

                (m) Consult with the Fund’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the Fund and monitor financial and shareholder accounting services;

                (n) Review implementation of any share purchase programs authorized by the Board of Trustees;

                (o) Determine the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Fund’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund’s dividend reinvestment plan;

                (p) Prepare such information and reports as may be required by any banks from which the Fund borrows funds;

                (q) Provide such assistance to the Custodian and the Fund’s counsel and auditors as generally may be required to properly carry on the business and operations of the Fund;

                (r) Assist in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act for the officers and Trustees of the Fund, such filings to be based on information provided by those persons;

                (s) Respond to or refer to the Fund’s officers or transfer agent, shareholder (including any potential shareholder) inquiries relating to the Fund; and

                (t) Supervise any other aspects of the Fund’s administration as may be agreed to by the Fund and the Advisor.

        All services are to be furnished through the medium of any directors, officers or employees of the Advisor or its affiliates as the Advisor deems appropriate in order to fulfill its obligations hereunder.

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        The Fund will reimburse the Advisor or its affiliates for all out of pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3. The Fund will reimburse the Advisor and its affiliates for their costs in providing accounting services to the Fund.

        4. Covenants. (a) In the performance of its duties under this Agreement, the Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable Rules and Regulations of the Securities and Exchange Commission; (ii) any other applicable provision of law; (iii) the provisions of the Declaration of Trust and By Laws of the Fund, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its Registration Statement on Form N-2 and/or the resolutions of the Board of Trustees; and (v) any policies and determinations of the Board of Trustees of the Fund and

                (b) In addition, the Advisor will:

                        (i) place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Advisor may select brokers and dealers with which it or the Fund is affiliated;

                        (ii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates; and

                        (iii) treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

        5. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

        6. Sub-Advisors. The Advisor may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisors, including, without limitation, affiliates of the Advisor, to perform investment advisory services with respect to the Fund. The Advisor may terminate any or all sub-advisors in its sole discretion at any time to the extent permitted by applicable law.

        7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

F-3

        8. Expenses. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees’ fees of any officers or trustees of the Fund who are affiliated persons (as defined in the 1940 Act) of the Advisor; provided that the Board of Trustees of the Fund may approve reimbursement to the Advisor of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Fund operations, (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided hereunder) of all personnel employed by the Advisor who devote substantial time to Fund operations or the operations of other investment companies advised by the Advisor.

        9. Compensation of the Advisor. (a) The Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a monthly fee (the “Investment Advisory Fee”) in arrears at an annual rate equal to the amount set forth in Schedule A hereto of [an aggregate of (i)] the average daily value of the Fund’s Net Assets [and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage.] [certain closed-end funds] “Net Assets” means the total assets of the Fund minus the sum of the accrued liabilities. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s Net Asset Value. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

                (b) For purposes of this Agreement, the net assets of the Funds shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Fund for calculating the value of the Fund’s assets or delegating such calculations to third parties.

        10. Indemnity. (a) The Fund may, in the discretion of the Board of Trustees of the Fund, indemnify the Advisor, and each of the Advisor’s directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor’s request as director, officer, partner, member, trustee or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i)through (iv) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Trustees of the Fund.

                (b) The Fund may make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the Trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide security for such Indemnitee undertaking, (B) the Fund shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non Party Trustees”) or an independent legal

F-4

counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

                (c) All determinations with respect to the standards for indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non Party Trustees of the Fund, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized and shall be made in accordance with the immediately preceding clause (2) above.

        The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

        11. Limitation on Liability. (a) The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 11(a), the term “Advisor” shall include any affiliates of the Advisor performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Advisor and of such affiliates.

                (b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in Article 8 the By-laws of the Fund, this Agreement is executed by the Trustees and/or officers of the Fund, not individually but as such Trustees and/or officers of the Fund, and the obligations hereunder are not binding upon any of the Trustees or Shareholders individually but bind only the estate of the Fund.

        12. Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Fund’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

        13. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

        14. Amendment of this Agreement. This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and, where required by the 1940 Act, by a vote of a majority of the outstanding voting securities of the Fund.

        15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of New York, or any of the provisions, conflict with the applicable provisions of the 1940 Act, the latter shall control.

F-5

        16. Use of the Name BlackRock. The Advisor has consented to the use by the Fund of the name or identifying word “BlackRock” in the name of the Fund. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund. The name or identifying word “BlackRock” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the Fund to cease using “BlackRock” in the name of the Fund if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor of the Fund.

        17. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

        18. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

F-6

                IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE MASSACHUSETTS HEALTH & EDUCATION TAX EXEMPT TRUST

By: __________________ Name: Title:

BLACKROCK ADVISORS, LLC.

By: ________________ Name: Title:

Schedule A

Investment Advisory Fee

F-7

Appendix G

Investment Advisory Agreement
Dates, Approvals and Fees

Date of Current Investment Advisory Agreement [1]	Date Last Approved by Directors/ Trustees	Current Advisory Fee (as a percentage of average daily net assets) (%)	Current Administration Fee (as a percentage of average daily net assets) (%)	New Advisory Fee (as a percentage of average daily net assets) (%)
September 30, 2004	September 30, 2004	0.35%	0.15%*	0.50%

*	The Fund’s administrator is Princeton Administrators, Inc.
[1]	The Current Investment Advisory Agreement was initially approved by the shareholders of the Fund on September 30, 2004, and will remain in effect unless earlier terminated until September 30, 2006.

G-1

Appendix H

Fees Paid to Advisers and Affiliates

        The following table indicates amounts paid by each Fund to its Adviser or an affiliate of the Adviser during the Fund’s last fiscal year. All fees shown are after waivers and reimbursements, if any.

Advisory Fees (after waivers, if any)($)	Administration Fees ($)	APS Auction Broker-Dealer Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)
156,860	67,226	0	0	0

* [notes]

H-1

Appendix I

Directors and Principal Officers of Advisers

Fund Asset Management, L.P.

Name Robert C. Doll, Jr . Donald C. Burke Jeffrey Hiller Denis Molleur Alice A. Pellegrino	Position President Senior Vice President and Treasurer Chief Compliance Officer General Counsel Secretary

BlackRock Advisors, LLC

Name Laurence D. Fink Ralph L. Schlosstein Robert S. Kapito Robert P. Connolly Henry Gabbay Bartholomew A. Battista Laurence J. Carolan Kevin M. Klingert John P. Moran Steven E. Buller	Position

Chief Executive Officer

President and Director

Vice Chairman and Director

General Counsel, Secretary and Managing Director

Managing Director, Chief Administrative Officer,
Portfolio Compliance

Managing Director and Chief Compliance Officer

Managing Director and Director

Managing Director and Director

Managing Director, Treasurer and Director

Chief Financial Officer

I-1

Appendix J

Independent Registered Public Accounting Firm’s Fees

        These tables below set forth for the Fund, for its two most recent fiscal years, the fees billed by its independent registered public accounting firm for (a) all audit and non-audit services provided directly to the Fund, and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to shareholders and in connection with statutory and regulatory filing or engagements;

•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;

•	Tax Fees include tax compliance, tax advice and tax planning; and

•	All Other Fees are for other products and services provided.

        The Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm, for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

        Fees for audit and non-audit services provided directly to the Fund:

Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
22,500	25,200	0	0	5,700	5,200	0	0

        Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
1,227,000	945,000	N/A	N/A	N/A	N/A

        Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required:

Aggregate Non-Audit Fees ($)
Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
5,577,771	11,926,355

J-1

[Proxy Card Front]

AUCTION PREFERRED SHARES

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

        The undersigned hereby appoints Donald C. Burke, Brian D. Stewart and John M. Loffredo as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Preferred Shares of the above-named Trust (the “Fund”), held of record by the undersigned on June 19, 2006 at the annual meeting of shareholders of the Fund to be held on Tuesday, August 15, 2006, or any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposals.

        By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1.	Election of Board Members.

FOR ALL |_| WITHHOLD ALL |X| FOR ALL EXCEPT |_|

To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Thomas H. Green, III

02) James F. Carlin, III

03) Walter B. Prince

04) Edward M. Murphy

05) James M. Storey

06) Frank Nesvet

2.	To approve a new investment advisory agreement with BlackRock Advisors, LLC.

FOR |_| AGAINST |_| ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Preferred Shares in the same proportion as votes cast by the holders of Auction Preferred Shares who have responded to this proxy solicitation.

Dated: ________________________

X_______________________________________________
Signature

X_______________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

COMMON SHARES

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

        The undersigned hereby appoints Donald C. Burke, Brian D. Stewart and John M. Loffredo as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of the above-named Trust (the “Fund”), held of record by the undersigned on June 19, 2006 at the annual meeting of shareholders of the Fund to be held on Tuesday, August 15, 2006, or any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposals.

        By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1.	Election of Board Members.

FOR ALL |_| WITHHOLD ALL |_| FOR ALL EXCEPT |_|

To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Walter B. Prince

02) Edward M. Murphy

03) James M. Storey

04) Frank Nesvet

2.	To approve a new investment advisory agreement with BlackRock Advisors, LLC.

FOR |_| AGAINST |_| ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________

X_______________________________________________
Signature

X_______________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.